SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement.

SEASONS SERIES TRUST

SUNAMERICA SERIES TRUST

(Name of Registrant As Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.

SEASONS SERIES TRUST

SA Multi-Managed International Equity Portfolio

SA Multi-Managed Small Cap Portfolio

SUNAMERICA SERIES TRUST

SA Schroders VCP Global Allocation Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

October 30, 2026

Dear Contract Owner:

You are receiving the accompanying Information Statement because you were invested in at least one of the Portfolios as of the close of business on October 1, 2026.

The purpose of the Information Statement is to inform you about new subadvisory agreements with respect to the Portfolios and new sub-subadvisory agreements with respect to two of the Portfolios, which went into effect on October 1, 2026. The new agreements are the same as the corresponding prior agreements in all material respects, except for the date and notice provisions. The subadvisory fees and other expenses payable by the Portfolios, investment objectives and principal investment strategies, and portfolio management teams have not changed. We are sending you the Information Statement as a matter of regulatory compliance.

At an in-person meeting held on June 4, 2026, the Board of Trustees of Seasons Series Trust and SunAmerica Series Trust (each, a “Trust” and together, the “Trusts”) approved a new subadvisory agreement between SunAmerica Asset Management, LLC and Schroder Investment Management North America Inc. (now known as Schroder Investment Management North America LLC) (the “Subadviser”) with respect to each Portfolio, and a new sub-subadvisory agreement between the Subadviser and Schroder Investment Management North America Limited (the “Sub-Subadviser”) with respect to SA Multi-Managed International Equity Portfolio and SA Schroders VCP Global Allocation Portfolio. The new agreements were approved in anticipation of a change of control of the Subadviser and Sub-Subadviser resulting from the acquisition of their ultimate parent company by Nuveen, LLC. In accordance with applicable law, the change of control resulted in the automatic termination of the prior agreements. Approval of the new agreements was necessary for the Subadviser and Sub-Subadviser to continue to provide investment management services to the applicable Portfolios.

This document is for your information only and you are not required to take any action. If you have any questions regarding the enclosed Information Statement, please call the Annuity Service Center at 1-800-445-7862. We thank you for your continued support and investments.

Sincerely,

/s/ John T. Genoy

John T. Genoy

President

Seasons Series Trust

SunAmerica Series Trust

SEASONS SERIES TRUST

SA Multi-Managed International Equity Portfolio

SA Multi-Managed Small Cap Portfolio

5300 Memorial Drive

Suite 1150,

Houston, Texas 77007

SUNAMERICA SERIES TRUST

SA Schroders VCP Global Allocation Portfolio

5300 Memorial Drive

Suite 1150,

Houston, Texas 77007

(each, a “Portfolio” and collectively, the “Portfolios”)

INFORMATION STATEMENT

REGARDING NEW SUBADVISORY AND SUB-SUBADVISORY AGREEMENTS

You are receiving this Information Statement in lieu of a proxy statement in accordance with applicable regulatory requirements. You are receiving this Information Statement because you were invested in at least one of the Portfolios, each of which is a series of Seasons Series Trust (“SST”) or SunAmerica Series Trust (“SAST” and together with SST, the “Trusts”), through a variable annuity or variable life insurance contract as of the close of business on October 1, 2026.

This Information Statement describes the new subadvisory agreements between SunAmerica Asset Management, LLC (“SunAmerica”), the Portfolios’ investment adviser, and Schroder Investment Management North America Inc. (now known as Schroder Investment Management North America LLC) (the “Subadviser”) with respect to the Portfolios (the “New Subadvisory Agreements”) and the new sub-subadvisory agreements between the Subadviser and Schroder Investment Management North America Limited (the “Sub-Subadviser” and together with the Subadviser, “Schroders”) with respect to SA Multi-Managed International Equity Portfolio and SA Schroders VCP Global Allocation Portfolio (the “New Sub-Subadvisory Agreements” and together with the New Subadvisory Agreements, the “New Agreements”).

The New Agreements were approved in connection with the automatic termination of the prior subadvisory agreements (the “Prior Subadvisory Agreements”) and the prior sub-subadvisory agreements (the “Prior Sub-Subadvisory Agreements” and together with the Prior Subadvisory Agreements, the “Prior Agreements”) with respect to the Portfolios, upon a change of control of Schroders resulting from the acquisition of Schroders’ ultimate parent company by Nuveen, LLC (“Nuveen”). Pursuant to the New Subadvisory Agreements, SunAmerica continues to delegate certain investment advisory responsibilities for each Portfolio to the Subadviser. Pursuant to the New Sub-Subadvisory Agreements, the Subadviser continues to delegate certain of those responsibilities to the Sub-Subadviser for SA Multi-Managed International Equity Portfolio and SA Schroders VCP Global Allocation Portfolio.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND

YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

Purpose of the Information Statement

The Portfolios are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any subadvisory or sub-subadvisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, an “assignment” includes certain direct or indirect transfers of a controlling block of the outstanding voting securities of a subadviser or its parent company (i.e., a “change of control”).

On February 12, 2026, Schroders plc (now known as Schroders Limited), the ultimate parent of the Subadviser and Sub-Subadviser, and Nuveen announced a recommended cash acquisition of Schroders plc by Pantheon, LLC, a wholly owned subsidiary of Nuveen (the “Transaction”). Schroders plc shareholders approved the Transaction on May 4, 2026. The Transaction closed on October 1, 2026, resulting in a change of control of Schroders and an assignment and automatic termination of the Prior Agreements on October 1, 2026.

On October 7, 2026, Schroders plc was re-registered as a private limited company and renamed Schroders Limited. On October 15, 2026, Schroder Investment Management North America Inc. was converted to a Delaware limited liability company and renamed Schroder Investment Management North America LLC.

The Board of Trustees of each Trust (together, the “Board” or “Trustees”), including a majority of the Trustees who are not “interested persons” of the Trusts as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the New Agreements at an in-person meeting on June 4, 2026 (the “Meeting”), to become effective upon the closing of the Transaction. The Board took this step to ensure that the Subadviser could continue to provide investment management services for the Portfolios and the Sub-Subadviser could continue to provide investment management services for SA Multi-Managed International Equity Portfolio and SA Schroders VCP Global Allocation Portfolio following the closing of the Transaction, without interruption. The New Agreements are the same as the corresponding Prior Agreements in all material respects, except for their dates and notice provisions. The New Agreements became effective on October 1, 2026, immediately upon the termination of the corresponding Prior Agreements.

SunAmerica and the Trusts rely on an exemptive order (the “Order”) granted by the U.S. Securities and Exchange Commission (the “SEC”) that permits SunAmerica to enter into and materially amend subadvisory agreements and sub-subadvisory agreements (referred to collectively herein as “subadvisory agreements”) with unaffiliated subadvisers and sub-subadvisers (like the Subadviser and Sub-Subadviser, and referred to collectively herein as “subadvisers”) without obtaining shareholder approval, subject to certain conditions. The Board, including a majority of the Independent Trustees, must first approve each new agreement or amended agreement. This allows SunAmerica to act more quickly to change or add subadvisers when it is determined that a change would be in the best interest of a fund and its shareholders. In addition, within 60 days of the entry into a new subadvisory agreement with respect to the Portfolios, the Portfolios must provide their shareholders with the same information about the new subadvisory agreement that would have been included in a proxy statement if shareholder approval were required, with certain modifications specified in the Order. This Information Statement is being provided to you to satisfy this requirement. The Order also permits the Portfolios to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolios’ shareholders have approved the Portfolios’ reliance on the no-action relief. SunAmerica will determine if and when a Portfolio should rely on the no-action relief.

This Information Statement is being posted at venerable.onlineprospectus.net/informationstatements/index.html on or about October 30, 2026.

The Trusts and SunAmerica

SA Multi-Managed International Equity Portfolio and SA Multi-Managed Small Cap Portfolio are investment series of SST. SA Schroders VCP Global Allocation Portfolio is an investment series of SAST. Each Trust is a Massachusetts business trust.

SunAmerica serves as the investment adviser for each Trust’s portfolios. SunAmerica is a limited liability company organized under the laws of Delaware. SunAmerica is an indirect, wholly owned subsidiary of

Venerable Holdings, Inc. (“Venerable”). SunAmerica is located at One World Trade Center, 285 Fulton Street, Suite 49J, New York, New York 10007.

Each Trust entered into an Investment Advisory and Management Agreement with SunAmerica on January 1, 2026 (“Advisory Agreement”), as amended and/or restated to date, which replaced an investment management and advisory agreement that terminated due to a change of control of SunAmerica. Each Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, at an in-person meeting held on September 18, 2025. As investment adviser, SunAmerica selects the subadvisers for each Trust’s portfolios, manages certain portfolios, provides various administrative services, and supervises the portfolios’ daily business affairs, subject to oversight by the Trustees. Each Advisory Agreement authorizes SunAmerica to retain subadvisers for the applicable Trust’s portfolios for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the portfolios with high-quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies), or other considerations.

The subadvisers to the Trusts’ portfolios, including the Subadviser, act pursuant to subadvisory agreements with SunAmerica. Their duties include furnishing continuing advice and making recommendations to the portfolios regarding securities to be purchased and sold, selecting broker-dealers to execute portfolio transactions, and negotiating commission rates for the portfolios. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to Board policies and the oversight and supervision of SunAmerica. SunAmerica pays the subadvisers’ fees.

The Prior and New Subadvisory and Sub-Subadvisory Agreements

For the fiscal year ended March 31, 2026, SunAmerica received advisory fees from SA Multi-Managed International Equity Portfolio in the amount of $2,692,075, or 0.99% of the Portfolio’s average daily net assets. During the same period, SunAmerica paid aggregate subadvisory fees with respect to the Portfolio in the amount of $936,275, representing approximately 0.34% of the Portfolio’s average daily net assets, and retained $1,755,800, or 0.62% of the Portfolio’s average daily net assets. The percentages and amounts shown do not reflect any fee waivers and/or expense reimbursements.

For the fiscal year ended March 31, 2026, SunAmerica received advisory fees from SA Multi-Managed Small Cap Portfolio in the amount of $1,128,485, or 0.88% of the Portfolio’s average daily net assets. During the same period, SunAmerica paid aggregate subadvisory fees with respect to the Portfolio in the amount of $459,381, representing approximately 0.36% of the Portfolio’s average daily net assets, and retained $669,104, or 0.50% of the Portfolio’s average daily net assets. The percentages and amounts shown do not reflect any fee waivers and/or expense reimbursements.

For the fiscal year ended January 31, 2026, SunAmerica received advisory fees from SA Schroders VCP Global Allocation Portfolio in the amount of $3,524,432, or 0.85% of the Portfolio’s average daily net assets. During the same period, SunAmerica paid aggregate subadvisory fees to Schroders in the amount of $1,556,983, representing approximately 0.37% of the Portfolio’s average daily net assets, and retained $1,967,449, or 0.48% of the Portfolio’s average daily net assets. The percentages and amounts shown do not reflect any fee waivers and/or expense reimbursements.

The New Agreements are the same as the corresponding Prior Agreements in all material respects, except for the dates and notice provisions.

Under the terms of the Prior and New Subadvisory Agreements, the Subadviser is responsible, subject to the supervision and oversight of SunAmerica and the Board, for managing the investment and reinvestment of a Portfolio’s assets allocated to the Subadviser. All of SA Schroders VCP Global Allocation Portfolio’s assets are allocated to the Subadviser, and a portion of each of the other Portfolios’ assets are allocated to the Subadviser. In carrying out its responsibilities, the Subadviser determines the securities and other investments to be purchased or sold, places orders for the purchase and sale of investments and provides SunAmerica and the Board with such reports and information regarding its activities as may be required.

Under the terms of the Prior and New Sub-Subadvisory Agreements, the Sub-Subadviser is responsible, subject to the direction, control, supervision and oversight of the Subadviser, for providing certain investment management services with respect to SA Multi-Managed International Equity Portfolio and SA Schroders VCP Global Allocation Portfolio. These services include managing the investment and reinvestment of all or a portion of the assets allocated to the Sub-Subadviser, continuously reviewing, supervising and administering an investment program for such assets, and determining in its discretion the securities to be purchased or sold and the portion of such assets to be held uninvested.

Each New Subadvisory Agreement will continue in effect with respect to the applicable Portfolio(s) for an initial two-year term and from year to year thereafter so long as its continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each New Subadvisory Agreement will terminate automatically upon its assignment and may be terminated at any time with respect to a Portfolio, without penalty, by the applicable Trust, the Board, SunAmerica or the holders of a majority of the outstanding voting securities of the Portfolio upon the notice specified in the New Subadvisory Agreement.

Each New Sub-Subadvisory Agreement will continue in effect for so long as the corresponding New Subadvisory Agreement remains in effect with respect to the applicable Portfolio, unless sooner terminated in accordance with its terms. Each New Sub-Subadvisory Agreement will terminate automatically upon its assignment or upon termination of the corresponding New Subadvisory Agreement and may also be terminated by the Subadviser or Sub-Subadviser upon the notice, and in the circumstances, specified in the New Sub-Subadvisory Agreement.

Under each New Subadvisory Agreement, the Subadviser is compensated by SunAmerica and not by the Portfolios. The subadvisory fee schedule under each New Subadvisory Agreement is the same as under the corresponding Prior Subadvisory Agreement. Under each New Sub-Subadvisory Agreement, the Sub-Subadviser is compensated by the Subadviser, and not by the Portfolios, based upon the internal Schroders Group Transfer Pricing Policy then in effect.

The New Subadvisory and Sub-Subadvisory Agreements for SST are attached as Exhibits A and B, respectively, and the New Subadvisory and Sub-Subadvisory Agreements for SAST are attached as Exhibits C and D, respectively. The foregoing descriptions are qualified in their entirety by reference to these exhibits.

Factors Considered by the Board

At the Meeting, the Board, including the Independent Trustees, approved each New Agreement. In connection with the approval of the New Agreements, the Board received materials related to certain factors used in its consideration of whether to approve the New Agreements. Those factors included, with respect to each Portfolio:

(1)	the requirements of the Portfolio in the areas of investment supervisory and administrative services;

(2)	the nature, extent and quality of the investment advisory and administrative services expected to be provided by the Subadviser and Sub-Subadviser;

(3)	the size and structure of the subadvisory fees and any other material payments to be paid to the Subadviser;

(4)	the organizational capability and financial condition of the Subadviser and Sub-Subadviser, including with respect to the organizational and financial impacts of the Transaction;

(5)	the fees to be paid by the Adviser to the Subadviser for managing the Portfolio.

In addition, the Board considered (1) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (2) the profitability of and the amounts retained by SunAmerica; and (3) information regarding the Subadviser’s and Sub-Subadviser’s compliance and regulatory history. The Board also considered extensive information from the Subadviser and Sub-Subadviser regarding their services provided to the Trust, which materials the Board reviewed at meetings held on August 25, 2025, and September 18, 2025 (together, the “2025 Meetings”) in connection with its consideration of the renewal of the Prior Subadvisory Agreements and Prior Sub-Subadvisory Agreements.

The Independent Trustees were separately represented by independent counsel in connection with their consideration of approval of the New Agreements. The matters discussed below were also considered by the Independent Trustees separately, in executive sessions during which independent counsel provided guidance to the Independent Trustees.

At the 2025 Meetings, the Board received reports on the Portfolios’ subadvisory fees compared to subadvisory fee rates of groups of funds with similar investment strategies and/or objectives, as applicable (the “Subadvised Expense Groups/Universes”), as selected and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of investment company data. The Board also received performance data and expense information provided by the Subadviser, including with respect to accounts and mutual funds managed by the Subadviser that have comparable investment objectives and strategies to the Portfolios.

Nature, Extent and Quality of Services Provided by the Subadviser.

The Board, including the Independent Trustees, considered the nature, quality and extent of services expected to be provided by the Subadviser and Sub-Subadviser. In making its evaluation, the Board considered that SunAmerica acts as investment adviser for the Portfolios, manages the daily business affairs of the Trusts, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the Portfolios’ assets, subject to the Board’s oversight and control. It was also noted that SunAmerica’s advisory fees compensate SunAmerica for services such as monitoring the investment performance of each Portfolio and its subadviser(s), selecting and replacing subadvisers, allocating assets among subadvisers for the Portfolios with multiple subadvisers, ensuring that a subadviser’s style adheres to the prospectus and statement of additional information, as well as other administrative, compliance and legal services or requirements.

The Board noted that the services currently provided by the Subadviser and Sub-Subadviser to the Portfolios will not change under the New Agreements. The Board further noted that the Subadviser and Sub-Subadviser would continue to be responsible for providing investment management services on a day-to-day basis to the applicable Portfolios. In such roles, the Subadviser and, as applicable, the Sub-Subadviser (subject to the supervision and oversight of the Subadviser), will (i) manage the investment and reinvestment of the applicable Portfolio’s assets; (ii) determine the securities to be purchased or sold and execute such documents on behalf of the applicable Portfolio as may be necessary in connection with the management thereof; (iii) provide SunAmerica and/or the Subadviser, as applicable, with records concerning their activities; and (iv) render regular reports to SunAmerica and/or the Subadviser, as applicable, and to officers and Trustees of the Trust concerning their discharge of the foregoing responsibilities. The Board reviewed the history, structure and size, and investment experience of the Subadviser and Sub-Subadviser. The Board considered the personnel of the Subadviser and the Sub-Subadviser who would be involved in providing investment management, administration, compliance and risk management services to each Portfolio, noting that the key personnel involved in the investment management activities with respect to the Portfolios will not change as a result of the Transaction. The Board noted that the continuity of each Portfolio’s day-to-day investment management is therefore expected to remain intact. The Board was informed that in management’s judgment, the Subadviser and Sub-Subadviser have the size, viability and resources to attract and retain highly qualified investment professionals.

The Board also reviewed and considered the Subadviser’s and Sub-Subadviser’s compliance and regulatory history, including information about whether they have been involved in any litigation, regulatory actions or investigations that could impair their ability to continue to serve as Subadviser and Sub-Subadviser, respectively, to the applicable Portfolios. The Board considered the Subadviser’s and Sub-Subadviser’s risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on the Subadviser’s or Sub-Subadviser’s ability to provide services to the Trusts.

The Board concluded that it was satisfied with the nature, quality and extent of the services expected to be provided by the Subadviser and Sub-Subadviser and that there was a reasonable basis on which to conclude that they would provide high-quality services to the Trusts.

Portfolio Fees and Expenses; Investment Performance.

At the 2025 Meetings, the Board, including the Independent Trustees, received and reviewed information regarding the Portfolios’ subadvisory fees (actual and contractual) compared against such fees of their respective Subadvised Expense Groups/Universes. It was noted that with respect to subadvisory fees, SunAmerica negotiates such fees at arm’s length. The Board also considered that the subadvisory fees are paid by SunAmerica out of its advisory fee and not by the Portfolios, and that subadvisory fees may vary widely within a Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees which it retained, noting that there will be no change in the management fees paid by the Portfolios to SunAmerica. The Board also noted that the subadvisory fee rates to be paid under the New Subadvisory Agreements are the same as those under the corresponding Prior Subadvisory Agreements. The Board determined that these amounts were reasonable in light of the services performed by SunAmerica and the Subadviser, respectively.

The Board also considered that the compensation payable to the Sub-Subadviser under the New Sub-Subadvisory Agreements is paid by the Subadviser and not by the Trust, a Portfolio or SunAmerica.

The Board noted that in considering the reasonableness of the subadvisory fees, it had considered extensive expense and performance information provided by Broadridge during its consideration of the renewal of the Prior Subadvisory Agreements at the 2025 Meetings. The Board also noted that it considered advisory and subadvisory fees received by the Subadviser with respect to other mutual funds and accounts with similar investment strategies to the Portfolios, as well as performance data from management and the Subadviser with respect to the Portfolios and any other mutual funds or other accounts advised or subadvised by the Subadviser with similar investment objectives and/or strategies, as applicable.

On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to each portfolio’s overall performance, performance relative to the portfolio’s benchmark and Morningstar and Broadridge peer groups, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board. The Trustees noted that the expense and performance information as a whole was useful in assessing whether the Subadviser and Sub-Subadviser will provide services at a cost that is competitive with other similar funds.

Profitability, Economies of Scale and Other Benefits Derived.

The Board noted that the subadvisory fees paid pursuant to the New Subadvisory Agreements are paid by SunAmerica out of its advisory fees, and that the sub-subadvisory fees paid pursuant to the New Sub-Subadvisory Agreements are paid by the Subadviser out of its subadvisory fees. The Trustees also relied on the ability of SunAmerica to negotiate the New Subadvisory Agreements and the fees thereunder at arm’s length. The Board determined that the profitability to the Subadviser and Sub-Subadviser in connection with their relationships with the Portfolios is therefore not a material factor in its consideration of the New Agreements.

The Board noted that it had previously received and considered information regarding economies of scale expected to be achieved by the Trusts in connection with the consideration of the renewal of the Prior Subadvisory Agreements. The Board considered that while the fee schedules applicable to SA Multi-Managed International Equity Portfolio and SA Schroders VCP Global Allocation Portfolio contain breakpoints, since SunAmerica, and not the Trust, is responsible for the payment of the subadvisory fees, the Trust does not directly benefit from any reduction in those fee rates.

The Board considered potential indirect benefits to the Subadviser and Sub-Subadviser as a result of their relationships with the applicable Portfolios, which could include research benefits obtained by trading the Portfolios’ assets, economies of scale, reputational benefits, and the potential for future mandates. For similar reasons as stated above with respect to the Subadviser’s profitability, the Board concluded that the potential for economies of scale and other indirect benefits to the Subadviser and Sub-Subadviser in their management of the applicable Portfolios are not a material factor in its consideration at this time.

Terms of New Agreements.

The Board, including the Independent Trustees, reviewed the terms and conditions of the New Subadvisory Agreements and New Sub-Subadvisory Agreements, including the duties and responsibilities undertaken by SunAmerica, the Subadviser and the Sub-Subadviser as discussed above. The Board also considered that the material terms of the New Agreements are substantially the same as those of the corresponding Prior Agreements. Accordingly, the Board considered the differences in terms between the New Agreements and the corresponding Prior Agreements and found those differences to be reasonable.

Conclusions.

In reaching its decision to approve the New Agreements, the Board did not identify any single factor as being controlling but based its decision on each of the factors it considered, and each Trustee may have attributed different weights to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that the Subadviser and Sub-Subadviser possess the capability and resources to perform the duties required of them under each New Subadvisory Agreement and New Sub-Subadvisory Agreement, respectively.

Further, based upon its review of the New Agreements, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of each New Subadvisory Agreement and New Sub-Subadvisory Agreement are reasonable, fair and in the best interests of the applicable Portfolio(s) and their shareholders, and (2) the subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Information about the Subadviser and Sub-Subadviser

Subadviser

Schroder Investment Management North America LLC, formerly Schroder Investment Management North America Inc., is located at 7 Bryant Park, New York, New York 10018. On October 15, 2026, Schroder Investment Management North America Inc. was converted to a Delaware limited liability company and renamed Schroder Investment Management North America LLC. The Subadviser, through its predecessors, has been an investment manager since 1962 and serves as investment adviser to mutual funds and a broad range of institutional investors. Schroders Limited, formerly Schroders plc, the Subadviser’s ultimate parent immediately prior to the Transaction, is a global asset management company with approximately $1,151.8 billion in assets under management as of June 30th, 2026. Schroder Investment Management North America Limited (the “Sub-Subadviser”), an affiliate of the Subadviser, serves as Sub-Subadviser to SA Multi-Managed International Equity Portfolio and SA Schroders VCP Global Allocation Portfolio.

The following table sets forth the names and principal occupations of the Subadviser’s principal executive officers and directors. The business address for these individuals is the same as for the Subadviser.

Name	Principal Occupation
Thomas Darnowski	Director - CEO SIMNA LLC (Client Group)
Adam Farstrup	Director - Head of Multi-asset, Americas
Madiha Maqsood	Director - Head of Finance, North America
Scott McKay	Director - Head of Marketing and Communications, Americas
Nick Patnaik	Officer - General Counsel and Assistant Secretary
Janice McCann	Officer - Secretary
Ryan Chelf	Officer - General Counsel and Assistant Secretary
Michaela Dudley	Assistant Secretary

The Subadviser is controlled indirectly by Schroders Limited, which, following completion of the Transaction, is wholly owned by Pantheon, LLC, a wholly owned subsidiary of Nuveen. Nuveen is a TIAA company. The following table identifies each direct and indirect parent of the Subadviser and the basis of control at each level:

1.	Schroder U.S. Holdings Inc. – Direct Parent
2.	Schroder International Holdings Limited – Indirect Parent
3.	Schroders Limited – Indirect Parent
4.	Pantheon, LLC – Indirect Parent
5.	Nuveen, LLC – Indirect Parent
6.	Teachers Insurance and Annuity Association of America – Indirect Parent

The Subadviser serves as an investment adviser and/or subadviser to numerous registered investment companies and institutional accounts. The Subadviser is the investment adviser for other mutual funds and/or institutional accounts that have an investment objective similar to that of the applicable Portfolio(s). The name of each such fund or account, its assets, and the advisory fee rate paid (as a percentage of average net assets) to the Subadviser for its management services are set forth below:

Fund Name	Assets as of December 31, 2025 (millions)	Fee Rate (% of average daily net assets)
SA Multi-Managed International Equity Portfolio – Similar Mandate	$201 million	First $100 million Next $300 million Thereafter	0.40% 0.35% 0.30%
SA Multi-Managed Small Cap Portfolio – Similar Mandate	$172 million	First $500 million Next $500 million Over 1 billion	0.45% 0.40% 0.35%
SA Schroders VCP Global Allocation Portfolio – Similar Mandate	$587 million	First 250 million Next 500 million Next 500 million Next 500 million Greater than 1.75 billion	0.355% 0.325% 0.295% 0.280% 0.250%

Sub-Subadviser

Schroder Investment Management North America Limited (the “Sub-Subadviser”) is an affiliated investment adviser of the Subadviser and is located at 1 London Wall Place, London, United Kingdom EC2Y 5AU. The following table sets forth the names and principal occupations of the Sub-Subadviser’s principal executive officers and directors. The business address for these individuals is the same as for the Sub-Subadviser.

Name	Principal Occupation
Andrew Moscow	Director
Raj Dhami	Chief Compliance Officer
Chris Sandum	Chief Risk Officer
Chris Taylor	Director
James Chatt	Head of Financial Control

The Sub-Subadviser is the investment adviser for other mutual funds and/or institutional accounts that have an investment objective similar to that of SA Multi-Managed International Equity Portfolio. The name of each such fund or account, together with information concerning the fund’s assets, and the advisory fee rate paid (as a percentage of average net assets) to the Sub-Subadviser for its management services, are set forth below:

Fund Name	Assets as of December 31, 2025 (millions)	Fee Rate (% of average daily net assets)
SA Multi-Managed International Equity Portfolio – Similar Mandate	$201 million	First $100 million Next $300 million Thereafter	0.40% 0.35% 0.30%
SA Schroders VCP Global Allocation Portfolio – Similar Mandate	$587 million	First 250 million Next 500 million Next 500 million Next 500 million Greater than 1.75 billion	0.355% 0.325% 0.295% 0.280% 0.250%

To the knowledge of the Trust, no financial condition exists that is reasonably likely to impair the Subadviser’s ability to fulfill its obligations to the Portfolios under the New Subadvisory Agreements or the Sub-Subadviser’s ability to fulfill its obligations to the Portfolios under the New Sub-Subadvisory Agreements.

Interests of Certain Persons in the Subadviser or Sub-Subadviser

No Trustees or Trust officers are officers, employees, directors, general partners or shareholders of the Subadviser or Sub-Subadviser. No Trustee has had any material interest in, or any material interest in a material transaction with, the Subadviser, the Sub-Subadviser, or any of their affiliates, since the beginning of any Portfolio’s most recently completed fiscal year.

Interests of Certain Persons in the New Agreements

No person who has served as a Trustee or officer of the Trust at any time since the beginning of any Portfolio’s most recently completed fiscal year, and no associate of any such person, has any substantial direct or indirect interest in the approval of the New Subadvisory Agreements or New Sub-Subadvisory Agreements, other than any interest arising solely from the ownership of shares of a Portfolio. No arrangement or understanding was made in connection with the New Agreements regarding the composition of the Board or the governing bodies of the Subadviser or the Sub-Subadviser or the selection or appointment of any person as an officer of the Trust, the Subadviser or the Sub-Subadviser.

Ownership of Shares

All shares of the Portfolios are owned through the separate accounts of American General Life Insurance Company (“AGL”), The United States Life Insurance Company of The City of New York (“USL”), and/or The Variable Annuity Life Insurance Company (“VALIC,” and collectively with AGL and USL, the “Life Companies”) or through affiliated funds of funds for which SunAmerica serves as investment adviser. AGL’s address is 2727-A Allen Parkway, Houston, Texas 77019. USL’s address is 1133 Avenue of the Americas, 33rd Floor, New York, New York 10036. VALIC’s address is 2919 Allen Parkway, 8th Floor, Houston, Texas 77019. The Allocation Portfolios are located at 5300 Memorial Drive, Suite 1150, Houston, Texas 77007.

As of October 14, 2026, there were approximately 23,798,507.91 shares outstanding in SA Multi-Managed International Equity Portfolio, 10,656,879.96 shares outstanding in SA Multi-Managed Small Cap Portfolio, and 30,350,739.72 shares outstanding in SA Schroders VCP Global Allocation Portfolio.

The following table sets forth the ownership of each Portfolio’s outstanding shares as of October 14, 2026:

Portfolio	Class	Owner	Shares	Percentage
SA Schroders VCP Global Allocation Portfolio	Class 1	AGL	31,957.76	100%
	Class 3	AGL	25,779,599.55	85.03%
		USL	3,477,444.47	11.47%
		VALIC	1,061,737.93	3.50%
SA Multi-Managed International Equity Portfolio	Class 1	AGL	62,515.29	0.29%
		Allocation Balanced Portfolio	510,517.41	2.33%
		Allocation Growth Portfolio	2,437,434.85	11.13%
		Allocation Moderate Growth Portfolio	1,862,423.97	8.51%
		Allocation Moderate Portfolio	862,661.41	3.94%
		SDAP	11,096,584.31	50.69%
		SDSP	5,060,825.91	23.12%
	Class 2	AGL	1,064,228.24	100.00%
	Class 3	AGL	799,367.70	95.01%
		USL	41,948.81	4.99%
SA Multi-Managed Small Cap Portfolio	Class 1	AGL	104,122.49	1.16%
		Allocation Balanced Portfolio	64,276.53	0.71%
		Allocation Growth Portfolio	372,298.40	4.14%
		Allocation Moderate Growth Portfolio	282,568.17	3.14%
		Allocation Moderate Portfolio	148,872.70	1.65%
		SDAP	3,909,632.74	43.44%
		SDSP	4,118,640.54	45.76%
	Class 2	AGL	927,580.41	100.00%
	Class 3	AGL	702,687.05	96.41%
		USL	26,200.92	3.59%

Shareholders that own of record or beneficially more than 25% of a Portfolio’s outstanding shares may be considered a controlling person. As of October 14, 2026, to the knowledge of the Trust, no other person beneficially or of record owned 25% or more of any class of a Portfolio’s outstanding shares.

The Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the shares of each Portfolio as of October 14, 2026.

Brokerage Commissions

For the fiscal year ended March 31, 2026, SA Multi-Managed International Equity Portfolio and SA Multi-Managed Small Cap Portfolio did not pay any brokerage commissions to affiliated broker-dealers or effect any portfolio transactions involving the payment of commissions through affiliated broker-dealers during that fiscal year. For the fiscal year ended January 31, 2026, SA Schroders VCP Global Allocation Portfolio did not pay any brokerage commissions to affiliated broker-dealers or effect any portfolio transactions involving the payment of commissions through affiliated broker-dealers during that fiscal year.

Other Service Providers

For the fiscal year ended March 31, 2026, SA Multi-Managed International Equity Portfolio paid an aggregate amount of $42,225 in account maintenance and service fees to AGL, USL, and VALIC, and SA Multi-Managed Small Cap Portfolio paid an aggregate amount of $36,149 in such fees to AGL, USL, and VALIC, each of which were affiliates of SunAmerica prior to January 1, 2026. In addition, SA Multi-Managed International Equity Portfolio paid $8,250 and SA Multi-Managed Small Cap Portfolio paid $6,482 to VALIC Retirement Services Company (“VRSCO”) for transfer agency services during the period. VRSCO is a majority-owned subsidiary of VALIC and is located at 2919 Allen Parkway, 8th Floor, Houston, Texas 77019, and was an affiliate of SunAmerica prior to January 1, 2026.

Directed Services LLC (“DSL”), an affiliate of Venerable, distributes the Portfolios’ shares and incurs the expenses of distributing the Portfolios’ shares under a Distribution Agreement, none of which are reimbursed by or paid for by the Portfolios. DSL is located at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380.

Delivery of Documents to Shareholders Sharing an Address

Unless the Trust has received contrary instructions, only one copy of this Information Statement may be delivered to multiple contract owners who share an address. Upon written or oral request, the Trust will promptly deliver a separate copy of this Information Statement to any contract owner at a shared address to which a single copy was delivered. A contract owner may request a separate copy or notify the Trust that the contract owner wishes to receive separate copies of future shareholder documents, by writing to the Trust at 5300 Memorial Drive, Suite 1150, Houston, Texas 77007, Attn: Annuity Service Center, or by calling (800) 445-7862. Contract owners sharing an address who currently receive multiple copies of shareholder documents and wish to receive only one copy in the future may make a request using the same mailing address or telephone number.

Shareholder Reports

Copies of the most recent Annual and Semiannual Reports and reports on Form N-CSR of the Portfolios are available without charge online at https://venerable.onlineprospectus.net/funds/sast_sst/ and may be obtained by writing to the Trusts at 5300 Memorial Drive, Suite 1150, Houston, Texas 77007, Attn: Annuity Service Center, or by calling 800-445-7862.

Shareholder Proposals

The Trusts are not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the applicable Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kristina Magolis, Esq., Secretary of Seasons Series Trust and SunAmerica Series Trust, One World Trade Center, 285 Fulton St, Suite 49J, New York, NY 10007.

By Order of the Board of Trustees,

/s/ John T. Genoy
John T. Genoy
President
Seasons Series Trust
SunAmerica Series Trust

Dated: October 30, 2026

EXHIBIT A

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (“Agreement”) is dated as of October 1, 2026, by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC., a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 2026, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue unlimited shares of beneficial interest in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (each, a “Portfolio,” and collectively, the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.   Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of the Advisory Agreement. Pursuant to this Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments or instruments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, as provided in writing to the Subadviser from time to time, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information (together, the “Registration Statement”), as provided by the Adviser to the Subadviser; and (b) applicable laws and regulations.

     The Subadviser represents and warrants to the Adviser that it will manage the Portfolio(s) at all times (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) the provisions of the Act and rules adopted thereunder; (c) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current Registration Statement as most recently provided by the Adviser to the Subadviser; and (d) the policies and procedures as adopted by the Trustees of the Trust provided in writing to the Subadviser. The Subadviser further represents and warrants to the Adviser that it will manage each Portfolio in compliance with Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Section 817(h) of Subchapter

L of the Code, solely with respect to the assets of the Portfolio(s) which are under its management and based on information provided by the custodian of the Portfolio(s). Furthermore, the Adviser will work in conjunction with the Subadviser to undertake any corrective action that may be required as advised by a Portfolio’s tax advisor in a timely manner following quarter end in order to allow the Subadviser to resolve the issue within the 30-day cure period under the Code.

     The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the shares of the Trust, or any amendment or supplement thereto, as provided to the Subadviser, are made in reliance upon and in conformity with information furnished by the Subadviser in writing expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, with respect to such furnished information, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission (“SEC”) thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

     The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Subadviser shall not be responsible for the other expenses of a Portfolio, including, without limitation, fees of a Portfolio’s independent public accountants, transfer agent, custodian and other service providers who are not employees of the Subadviser; brokerage commissions and other transaction-related expenses; tax-reporting; taxes levied against a Portfolio or any of its property; and interest expenses of a Portfolio.

     The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolio(s) or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investment companies that are under common control with the Trust, concerning transactions of the Portfolio(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act. Notwithstanding anything in this provision or the Agreement to the contrary, Adviser acknowledges and agrees that in furnishing the services hereunder, the Subadviser is authorized to engage its affiliate, Schroder Investment Management North America Limited, (the “Subadvisory Affiliate”), to perform investment management services for the Portfolio(s); provided that the Subadviser shall continue to be liable and accountable for any acts or omissions of the Subadvisory Affiliate, as if such acts or omissions were its own.

     The Adviser acknowledges that the Subadviser and its delegates do not hold client money and/or custody assets.

2.   Portfolio Transactions. The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments or instruments for the Portfolio(s), broker-dealers, futures commission merchants’ and other counterparties selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio(s) with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

     The Subadviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by the Subadviser on behalf of the Portfolio(s).

     With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements and similar types of master agreements, and options on futures contracts, which are permitted to be made by the Subadviser in accordance with this Agreement and the investment objectives and strategies of the Portfolio(s), as outlined in the Registration Statement for the Portfolio(s), the Adviser hereby authorizes and directs the Subadviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement, including, but not limited to, executing as agent, on behalf of the Portfolio(s), master and related agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of the Portfolio(s), such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Subadviser also is hereby authorized to instruct a Portfolio’s custodian with respect to any collateral management activities in connection with any derivatives transactions and to enter into standard industry protocol arrangements (including those published by ISDA). The Subadviser is also authorized to provide evidence of its authority to enter into such master and related agreements, including by delivering a copy of this provision. The Adviser acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Subadviser for such investment purposes and agrees to provide the Subadviser with tax information, governing documents, legal opinions and other information concerning the Portfolio(s) as may be reasonably necessary to complete such agreements and other documentation. The Subadviser is required to provide the Adviser with copies of the applicable agreements and documentation promptly upon request. The Subadviser is hereby authorized, to the extent required by regulatory agencies or market practice, to reveal the Trust and the Portfolio’s identity and address to any financial intermediary through which or with which financial instruments are traded or cleared.

     The authority shall include, without limitation the authority on behalf of and in the name of the Portfolio(s) to execute: (i) documentation relating to private placements, loans and bank debt (including Loan Syndications and Trading Association and Loan Market Association documentation); (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.

     The Subadviser is authorized to terminate all such master and related agreements and other documentation with respect to a Portfolio when it determines it is in the best interest of the Portfolio to do so, and it is authorized to exercise all default and other rights of the Portfolio against the other party(ies) to such agreements in accordance with its fiduciary duties and the best interest of the Portfolio. Upon termination of this Agreement, the Subadviser agrees to remove the Portfolio(s) as parties to such agreements. In advance of this, the Subadviser shall consult with the Adviser regarding close-out, novation or continuation of positions under the agreements and retention of accounts or transfer of such accounts. If instructed by the Adviser to do so, the Subadviser shall close out open positions and transfer financial instruments in accordance with the Adviser’s instructions.

3.   Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4.   Reports. The Trust and the Adviser agree to furnish to the Subadviser current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as the Subadviser may reasonably request.

     The Subadviser agrees to furnish to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser (the “CCO”) with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Subadviser regarding the Subadviser’s compliance with applicable law, including: (i) Rule 206(4)-7 of the Advisers Act; (ii) the Federal Securities Laws, as defined in Rule 38a-1 under the Act; (iii) the Commodity Exchange Act; and (iv) any and all other laws, rules and regulations, whether foreign or domestic, in each case, applicable at any time to the operations of the Subadviser with respect to the provision of its services under this Agreement. The Subadviser shall make its officers and employees (including its Chief Compliance Officer) who are responsible for the Portfolio available, upon reasonable notice to the Subadviser, to the Adviser and/or the CCO from time to time to examine and review the Subadviser’s compliance program and adherence thereto.

5.   Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

6.   Proxy Voting. The Board of Trustees of the Trust has initially determined to delegate the authority and responsibility to exercise voting rights for a Portfolio’s securities to the Adviser. Subject to the prior approval by the Board of Trustees of the Trust and upon thirty (30) days’ written notice to the Subadviser (or such lesser or longer notice as is acceptable to the Subadviser), the Adviser reserves the right to delegate to the

Subadviser responsibility for exercising voting rights for all of the securities held by the Subadviser’s allocation portion of a Portfolio. To the extent so delegated, the Subadviser will exercise voting rights with respect to securities held by a Portfolio in accordance with the Subadviser’s written proxy voting policies and procedures, subject to such reasonable reporting and other requirements as shall be mutually acceptable to the Adviser and the Subadviser. To the extent the Adviser retains the responsibility for voting proxies, the Subadviser agrees to provide input on certain proxy voting matters or proposals as may be reasonably requested by the Adviser. In addition, the Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

7.   Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust will be provided promptly to the Trust or the Adviser upon request.

     The Subadviser agrees that all accounts, books and other records maintained and preserved by it, and related to the Portfolio(s), as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

8.   Reference to the Subadviser. None of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior written approval of the Subadviser, prior to first use, which approval shall not be unreasonably withheld. Additionally, if substantive changes are made to such materials thereafter, the Portfolio(s) shall furnish to the Subadviser the updated material for approval prior to first use, which approval shall not be unreasonably withheld. Upon the termination of this Agreement, none of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials. Notwithstanding the above, for so long as the Subadviser serves as subadviser to the Portfolio(s), the Trust, the Portfolio(s) and the Adviser may use the name or logo of the Subadviser or any of its affiliates in the Registration Statement, shareholder reports, and other filings with the SEC, or the name of the Subadviser or any of its affiliates after the Subadviser ceases to serve as subadviser, if such usage is for the purpose of meeting a disclosure obligation under laws, rules, regulations, statutes and codes, whether state or federal, without the Subadviser’s prior written consent.

9.   Liability of the Adviser and the Subadviser.

(a)    In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser’s rendering of services under this Agreement.

(b)    The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers and trustees) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser’s “disabling conduct” (as defined in (a) above), including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement; and provided further that Subadviser shall not be liable nor indemnify for any action or omission of any unaffiliated third party or service provider to the Portfolio(s), including any broker or dealer not within Subadviser’s direct supervision or control.

10.   Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two (2) years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

     With respect to a Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than thirty (30) nor more than sixty (60) days’ written notice to the Subadviser. With respect to a Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on ninety (90) days’ written notice to the Adviser and the Trust. The termination of this Agreement with respect to a Portfolio or the addition of a Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

     This Agreement will terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

11.   Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.   Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

13.   Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

14.   Legal Matters. The Subadviser will not take any action or render advice involving legal action on behalf of the Trust with respect to securities or other investments held in a Portfolio or the issuers thereof, which become the subject of legal notices or proceedings, including securities class actions and bankruptcies.

15.   Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no

Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property,” as defined in the Declaration, only shall be liable.

16.   Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

17.   Confidentiality.

     (a)   Each party will receive and hold any records or other information obtained pursuant to this Agreement (“confidential information”) in the strictest confidence, and acknowledges, represents, and warrants that it will use its reasonable best efforts to protect the confidentiality of this information. Each party agrees that, without the prior written consent of the other party, it will not use, copy, or divulge to third parties (other than such party’s respective Representatives (as defined below)) or otherwise use, except in accordance with the terms of this Agreement, any confidential information obtained from or through the other party in connection with this Agreement other than as reasonably necessary in the course of a Portfolio’s business, including, but not limited to, as may be requested by broker-dealers or third party firms conducting due diligence on the Portfolio; provided that such recipients must agree to protect the confidentiality of such confidential information and use such information only for the purposes of providing services to the Portfolio; provided, further, however, this covenant shall not apply to information which: (i) has been made publicly available by the other party or is otherwise in the public domain through no fault of the disclosing party; (ii) is within the legitimate possession of the disclosing party prior to its disclosure by such party and without any obligation of confidence; (iii) is lawfully received by the disclosing party from a third party when, to the best of such party’s knowledge and belief, such third party was not restricted from disclosing the information to such party; (iv) is independently developed by the disclosing party through persons who have not had access to, or knowledge of, the confidential information; or (v) is approved in writing for disclosure by the other party prior to its disclosure.

     (b)   Any confidential information provided by a party shall remain the sole property of such party, and shall be promptly returned to such party (or destroyed) following any request by such party to do so. Notwithstanding the foregoing, either party (and others to whom permitted disclosure has been made) (i) may retain a copy of the confidential information as is required for regulatory purposes or to comply with internal policy or laws relating to document retention and (ii) shall not be required to return, delete, or destroy any confidential information as resides on its electronic systems, including email and back-up tapes, it being understood that any such surviving confidential information shall remain subject to the limitations of this Section 17.

     (c)   To the extent that any confidential information may include materials subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, each party agrees that they have a commonality of interest with respect to such matters and it is their mutual desire, intention and understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege, as applicable. All confidential information furnished by either party to the other or such other party’s Representatives hereunder that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall, to the extent legally permitted, remain entitled to such protection under such privileges, this Agreement, and under the joint defense doctrine.

     (d)   Notwithstanding any other provision of this Agreement, each party and its respective Representatives shall be permitted to retain and disclose confidential information to the extent such retention and disclosure is: (i) required by any law or regulation; (ii) required or requested by, or necessary under the rules of, any court, any governmental agency or other regulatory authority (including, without limitation, any stock exchange or self-regulatory organization); or (iii) necessary in connection with any action, investigation or proceeding (including, without limitation, as part of any interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, in each case whether oral or written, or any other legal or regulatory process); provided, however, to the extent permitted by law, regulation or regulatory requirement, such party shall promptly notify the other party of the pending disclosure in writing and cooperate in all reasonable respects (and at such other party’s expense) with such other party in seeking to obtain a protective order either precluding such disclosure or requiring that the confidential information so disclosed be maintained as confidential or used only for the purposes related to the action, investigation or proceeding.

     (e)   For purposes of this Agreement, “Representatives” with respect to a party means such party’s representatives, directors, officers, investment and advisory committee members, employees, fund participants, rating agencies, professional advisers (including lawyers, accountants and investment bankers), affiliates or agents of such party who have a need to know confidential information. A party shall be responsible for enforcing compliance with this Agreement by its Representatives, if and to the extent such party has disclosed confidential information to any of them. The terms of this Section 17 are in addition to the terms of any other agreements between the parties or their affiliates.

     (f)   The parties agree that, notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolio(s) and may include such total return in the calculation of composite performance information.

18.   Representations. By execution of the Agreement, Subadviser represents that it is duly registered as an investment adviser with the SEC pursuant to the Advisers Act and that it has electronically provided to the Adviser Part 2A of its registration statement on Form ADV (the “ADV”) prior to signing the Agreement. The Adviser and Trust acknowledge receipt of Subadviser’s Part 2A.

19.   Notices. All notices required to be given under this Agreement shall be in writing, shall specifically refer to this Agreement if it is not self-evident that the notice is related to this Agreement and such notice relates solely to this Agreement, and shall be addressed to the appropriate party at the address specified below, or such other address as may be specified by such party in writing in accordance with this Section, and shall be deemed to have been properly given when delivered or mailed by electronic mail, by U.S. certified or registered mail, return receipt requested, postage prepaid, or by reputable courier service.

     The Adviser consents to the delivery of a Portfolio’s account statements, reports and other communications related to the services provided under this Agreement (collectively, “Account Communications”) via electronic mail and/or other electronic means acceptable to the Adviser, in lieu of sending such Account Communications as hard copies via facsimile, mail or other means. The Adviser confirms that it has provided the Subadviser with at least one valid electronic mail address where Account Communications can be sent. The Adviser acknowledges that the Subadviser reserves the right to distribute certain Account Communications via facsimile, mail or other means to the extent required by applicable law or otherwise deemed advisable. The Adviser may withdraw consent to electronic delivery at any time by giving the Subadviser notice pursuant this Section.

Subadviser:
Schroder Investment Management North America Inc. 7 Bryant Park, 19th Floor
New York, NY 10018
Attention: Legal Department
Email address: subadvisoryclientteam@schroders.com with a copy to USLegal@schroders.com

Adviser:	SunAmerica Asset Management, LLC
30 Hudson Street, 16th Floor
Jersey City, NJ 07302
Attention: General Counsel
Email address: SaamcoLegal@corebridgefinancial.com

20.   Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By:	/s/
Name: John T. Genoy
Title: President

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

By:	/s/
Name: Davil Marshall
Title: Authorized Signer

By:	/s/
Name: Catherine Dooley
Title: Authorized Signer

SCHEDULE A

Effective October 1, 2026

Portfolio(s)	Annual Rate (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)

SA Multi-Managed International Equity Portfolio	[omitted]
SA Multi-Managed Small Cap Portfolio	[omitted]

EXHIBIT B

SUB-SUBADVISORY AGREEMENT FOR SEASONS SERIES TRUST

THIS AGREEMENT is made as of this 1st day of October 2026 (the “Execution Date”), by and between SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. (“SIMNA”), a corporation organized under the laws of the State of Delaware with its principal place of business at 7 Bryant Park, 19th Floor, New York, NY 10018-3706, and SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED (“SIMNA Limited”), a UK corporation with its principal place of business at 1 London Wall Place, London, UK EC2Y 5AU.

This Agreement is executed and delivered as of the Execution Date; provided, however, that this Agreement will automatically become effective, without any further action by the parties, on the date on which the change in control of SIMNA (or its ultimate parent) that results in an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the SunAmerica Advisory Agreement (as defined below) is consummated (such date, the “Effective Date”).

WITNESSETH:

WHEREAS, SunAmerica Asset Management, LLC (“SunAmerica”), a Delaware limited liability company, has retained SIMNA as its sub-adviser to render investment advisory services to a portfolio of the Seasons Series Trust (the “Portfolio”), a Massachusetts business trust (the “Trust”) registered as an investment company under the 1940 Act pursuant to a Subadvisory Agreement which will become effective on the Effective Date (the “SunAmerica Advisory Agreement”);

WHEREAS, SIMNA previously employed SIMNA Limited as its investment sub-adviser pursuant to the Sub-Subadvisory Agreement dated 1st day of January 2026, as amended and supplemented (the “Prior Sub-Subadvisory Agreement”), the parties desire for the Prior Sub-Subadvisory Agreement to be replaced and superseded by this Agreement; and

WHEREAS, SIMNA desires to employ SIMNA Limited as its investment sub-adviser, and SIMNA Limited is willing to render investment subadvisory services to SIMNA, subject to and in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and undertakings set forth in this Agreement, SIMNA and SIMNA Limited hereby agree as follows:

1.   Appointment of SIMNA Limited. SIMNA hereby employs SIMNA Limited as investment sub-adviser for the assets of the Portfolio, on the terms and conditions set forth herein, and subject to the direction of SIMNA. SIMNA Limited accepts such employment and agrees to render the services herein set forth for the compensation herein provided.

2.   Duties of SIMNA Limited.

     (a)   SIMNA employs SIMNA Limited to act as its sub-adviser in managing the investment and reinvestment of all or a portion of the assets of the Portfolio in accordance with the SunAmerica Advisory Agreement; to continuously review, supervise, and administer an investment program for the Portfolio; to determine in its discretion the securities to be purchased or sold and the portion of such assets to be held uninvested; to provide the Trust (either directly or through SIMNA) with all records concerning the activities of SIMNA Limited that the Trust is required to maintain; and to render or assist SIMNA in rendering regular reports to the Trust’s officers and the Board of Trustees concerning the discharge of SIMNA Limited’s responsibilities hereunder. SIMNA Limited will discharge the foregoing responsibilities subject to the supervision and oversight of SIMNA, the Trust’s officers and the Board of Trustees and in compliance with the objective, policies, and limitations set forth in the Portfolio’s prospectus and Statement of Additional Information, any additional operating policies or procedures that the Portfolio communicates to SIMNA Limited in writing (either directly or through SIMNA), and Applicable Law and regulations. SIMNA Limited agrees to provide, at its own expense, the office space, furnishings and equipment, and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     (b)   SIMNA Limited acknowledges and agrees that SIMNA is ultimately responsible for all aspects of providing to the Portfolio the services required of SIMNA under the SunAmerica Advisory Agreement. Accordingly, SIMNA Limited shall discharge its duties and responsibilities specified in paragraph (a) of this Section 2 and elsewhere in this Agreement, subject at all times to the direction, control, supervision, and oversight of SIMNA. In furtherance thereof, SIMNA Limited shall, without limitation, (i) make its offices available to representatives of SIMNA for on-site inspections and consultations with the officers and applicable portfolio managers of SIMNA Limited responsible for the day-to-day management of the Portfolio, (ii) upon request, provide SIMNA with copies of all records it maintains regarding its management of the Portfolio and (iii) report to SIMNA each calendar quarter and at such other times as SIMNA may reasonably request regarding (A) SIMNA Limited’s implementation of the Portfolio’s investment program and the Portfolio’s portfolio composition and performance, (B) any policies and procedures implemented by SIMNA Limited to ensure compliance with United States securities laws and regulations applicable to SIMNA Limited and the Portfolio, (C) the Portfolio’s compliance with the objective, policies, and limitations set forth in the Portfolio’s prospectus and Statement of Additional Information and any additional operating policies or procedures that the Portfolio communicates to SIMNA Limited in writing (either directly or through SIMNA) and (D) such other matters as SIMNA may reasonably request.

     (c)   SIMNA may delegate portfolio management activities with respect to the Portfolio(s) to other management entities within the Schroders Group, including SIMNA Limited. Where it does so, it will remain the manager of the applicable Portfolio(s) and undertakes not to delegate the portfolio management functions or the risk management function to any party in such a manner such, or to the extent, that it becomes a “letter-box entity” for the purposes of Directive 2011/61/EU on Alternative Investment Fund Managers and can no longer be considered to be the manager of the Portfolio.

3.   Securities Transactions. Among its responsibilities, SIMNA Limited shall select the brokers or dealers that will execute purchases and sales of securities for the Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution for such transactions, subject to written policies and procedures provided to SIMNA Limited (either directly or through SIMNA), and consistent with Section 28(e) of the Securities Exchange Act of 1934. SIMNA Limited will promptly communicate or assist SIMNA in communicating to the Portfolio’s officers and the Board of Trustees such information relating to the portfolio transactions SIMNA Limited has directed on behalf of the Portfolio as SIMNA or such officers or the Board may reasonably request.

4.   Compensation of SIMNA Limited. For the services to be rendered by SIMNA Limited as provided in this Agreement, SIMNA (and not the Trust or the Portfolio) will pay to SIMNA Limited at the end of each of month a fee equal to the amount set forth on Appendix A attached hereto. For clarity, SIMNA (and not the Trust, the Portfolio or SunAmerica) shall be obligated to pay SIMNA Limited fees hereunder for any period only out of and following SIMNA’s receipt from SunAmerica of advisory fees pursuant to Section 3 of the SunAmerica Advisory Agreement for such period. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the Effective Date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such partial month bears to the full month in which such effectiveness or termination occurs.

5.   Compliance. SIMNA Limited agrees to comply with all policies, procedures, or reporting requirements that the Board of Trustees reasonably adopts and communicates to SIMNA Limited in writing (either directly or through SIMNA) including, without limitation, any such policies, procedures, or reporting requirements relating to soft dollar or other brokerage arrangements. “Applicable Law” means (i) the “federal securities laws” as defined in Rule 38a-1(e)(1) under the 1940 Act, as amended from time to time, and (ii) any and all other laws, rules, and regulations, whether foreign or domestic, in each case applicable at any time and from time to time to the investment management operations of SIMNA Limited in relation to the Portfolio.

6.   Status of SIMNA Limited. The services of SIMNA Limited to SIMNA under this Agreement are not to be deemed exclusive, and SIMNA Limited will be free to render similar services to others so long as its services to SIMNA under this Agreement are not impaired thereby. SIMNA Limited will be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent the Portfolio in any way or otherwise be deemed an agent of the Portfolio or the Trust.

7.   Liability of SIMNA Limited. No provision of this Agreement will be deemed to protect SIMNA Limited against any liability to SIMNA or to the Portfolio or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

8.   Duration; Termination; Notices; Amendment. Unless sooner terminated as provided herein, this Agreement shall continue in effect from the Effective Date for so long as the SunAmerica Advisory Agreement remains in effect. Notwithstanding the foregoing, this Agreement may also be terminated, without the payment of any penalty, by SIMNA (i) upon 60 days’ written notice to SIMNA Limited; or (ii) upon material breach by SIMNA Limited of any representations and warranties set forth in this Agreement, if such breach has not been cured within 20 days after written notice of such breach; SIMNA Limited may terminate this Agreement at any time, without payment of any penalty, (1) upon 60 days’ written notice to SIMNA; or (2) upon material breach by SIMNA of any representations and warranties set forth in the Agreement, if such breach has not been cured within 20 days after written notice of such breach. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the SunAmerica Advisory Agreement. Any notice under this Agreement will be given in writing, addressed and delivered, or mailed postpaid, to the other party as follows:

If to SIMNA, at:
Schroder Investment Management North America Inc. 7 Bryant Park, 19th Floor
New York, NY 10018-3706
Attention: Legal Department
Telephone: 212-641-3880

If to SIMNA Limited, at:	Schroder Investment Management North America Limited
1 London Wall Place
London, UK EC2Y 5AU
Attention: Legal Department
Telephone: 020-7658-6000

     This Agreement may be amended by mutual consent of the parties hereto.

9.   Write Down and Conversion Powers. Each party to this Agreement acknowledges, accepts and agrees that, notwithstanding any other provision of this Agreement or any other agreement, arrangement or understanding between the parties:

(a)	Any liability of SIMNA Limited arising under or in connection with this Agreement may be subject to the exercise of Write-down and Conversion Powers by the Resolution Authority;

(b)	Each party to this Agreement will be bound by the effect of any application of any Write-down and Conversion Powers in relation to any such liability and in particular (but without limitation) by:
i.	Any reduction in the outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

ii.	Any cancellation of any such liability; and

iii.

Any conversion of all or part of such liability into shares, other securities or other obligations of SIMNA Limited or any other person that may result from any exercise of any Write-down and Conversion Powers in relation to any such liability;

(c)

The terms of this Agreement and the rights of each party to this Agreement hereunder are subject to and may be varied, to the extent necessary, to give effect to any exercise of any Write-down and Conversion Powers in relation to any such liability and each party to this Agreement will be bound by any such variation; and

(d)

Shares, other securities or other obligations of SIMNA Limited or any other person may be issued to or conferred on a party to this Agreement as a result of any exercise of any Write-down and Conversion Powers in relation to any such liability.

For purposes of this section:

“Relevant Legislation” means Part 1 of the UK Banking Act 2009, as amended or re-enacted from time to time, any regulations, rules, orders or instruments made thereunder and any other laws, regulations, rules, orders, instruments, or requirements from time to time in force or applicable in the UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings);

“Resolution Authority” means the Bank of England or any other body which has authority under the Relevant Legislation to exercise any Write-down and Conversion Powers; and

“Write-down and Conversion Powers” means the powers under the Relevant Legislation to cancel, transfer or dilute shares issued by an entity that is a bank or investment firm or an affiliate of a bank or investment firm, to cancel, reduce, modify or change the form of a liability of such an entity or any contract or instrument under which that liability arises, to convert all or part of such a liability into shares, securities or obligations of the entity or any other person, to provide that any such contract is to have effect as if a right had been exercised under it or to suspend any obligation in respect of such a liability.

10.   Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected thereby.

11.   Confidentiality. SIMNA Limited shall keep confidential any and all information obtained in connection with the services rendered hereunder and shall not disclose any such information to any person other than SIMNA, the Trust, the Board of Trustees, SunAmerica, and any director, officer, or employee of SIMNA, the Trust, or SunAmerica, except (i) with the prior written consent of the Trust, (ii) as required by law, regulation, court order, or the rules or regulations of any self-regulatory organization, governmental body, or official having jurisdiction over SIMNA or SIMNA Limited, or (iii) for information that is publicly available other than due to disclosure by SIMNA Limited or its affiliates or becomes known to SIMNA Limited from a source other than SIMNA, the Trust, the Board of Trustees, or SunAmerica.

12.   Proxy Policy. SIMNA Limited acknowledges SunAmerica is responsible for voting, or abstaining from voting, all proxies with respect to companies whose securities are held in that portion of the Portfolio allocated to SIMNA by SunAmerica, but to the extent such responsibility is delegated to SIMNA, SIMNA Limited shall use its best good faith judgment to vote, or abstain from voting, such proxies in the manner that best serves the interests of the Portfolio’s shareholders.

13.   Governing Law. All questions concerning the validity, meaning, and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflicts of law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

14.   Treatment of Portfolio Under FCA Rules. The Portfolio will be treated as a Professional Client under rules of the Financial Conduct Authority in the United Kingdom.

15.   Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Execution Date.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

By:	/s/
Name: William P. Sauer
Title: Authorized Signatory

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

By:	/s/
Name: Cathie Mazza
Title: Authorized Signatory

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED

By:	/s/
Name: William P. Sauer
Title: Authorized Signatory

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED

By:	/s/
Name: Cathie Mazza
Title: Authorized Signatory

APPENDIX A

Compensation of SIMNA Limited

For services rendered by SIMNA Limited as provided in this Agreement, SIMNA (and not the Trust or the Portfolio) will pay SIMNA Limited a sub-subadvisory fee at the end of each month, in an amount determined based upon the internal Schroders Group Transfer Pricing Policy then in effect.

EXHIBIT C

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (“Agreement”) is dated as of October 1, 2026, by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC., a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 2026, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue unlimited shares of beneficial interest in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (each, a “Portfolio,” and collectively, the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.   Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of the Advisory Agreement. Pursuant to this Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments or instruments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, as provided in writing to the Subadviser from time to time, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information (together, the “Registration Statement”), as provided by the Adviser to the Subadviser; and (b) applicable laws and regulations.

     The Subadviser represents and warrants to the Adviser that it will manage the Portfolio(s) at all times (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) the provisions of the Act and rules adopted thereunder; (c) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current Registration Statement as most recently provided by the Adviser to the Subadviser; and (d) the policies and procedures as adopted by the Trustees of the Trust provided in writing to the Subadviser. The Subadviser further represents and warrants to the Adviser that it will manage each Portfolio in compliance with Section 851(b)(2) and (3) of

Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Section 817(h) of Subchapter L of the Code, solely with respect to the assets of the Portfolio(s) which are under its management and based on information provided by the custodian of the Portfolio(s). Furthermore, the Adviser will work in conjunction with the Subadviser to undertake any corrective action that may be required as advised by a Portfolio’s tax advisor in a timely manner following quarter end in order to allow the Subadviser to resolve the issue within the 30-day cure period under the Code.

     The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the shares of the Trust, or any amendment or supplement thereto, as provided to the Subadviser, are made in reliance upon and in conformity with information furnished by the Subadviser in writing expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, with respect to such furnished information, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission (“SEC”) thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

     The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Subadviser shall not be responsible for the other expenses of a Portfolio, including, without limitation, fees of a Portfolio’s independent public accountants, transfer agent, custodian and other service providers who are not employees of the Subadviser; brokerage commissions and other transaction-related expenses; tax-reporting; taxes levied against a Portfolio or any of its property; and interest expenses of a Portfolio.

     The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolio(s) or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investment companies that are under common control with the Trust, concerning transactions of the Portfolio(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act. Notwithstanding anything in this provision or the Agreement to the contrary, Adviser acknowledges and agrees that in furnishing the services hereunder, the Subadviser is authorized to engage its affiliate, Schroder Investment Management North America Limited, (the “Subadvisory Affiliate”), to perform investment management services for the Portfolio(s); provided that the Subadviser shall continue to be liable and accountable for any acts or omissions of the Subadvisory Affiliate, as if such acts or omissions were its own.

     The Adviser acknowledges that the Subadviser and its delegates do not hold client money and/or custody assets.

2.   Portfolio Transactions. The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments or instruments for the Portfolio(s), broker-dealers, futures commission merchants’ and other counterparties selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio(s) with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

     The Subadviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by the Subadviser on behalf of the Portfolio(s).

     With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements and similar types of master agreements, and options on futures contracts, which are permitted to be made by the Subadviser in accordance with this Agreement and the investment objectives and strategies of the Portfolio(s), as outlined in the Registration Statement for the Portfolio(s), the Adviser hereby authorizes and directs the Subadviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement, including, but not limited to, executing as agent, on behalf of the Portfolio(s), master and related agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of the Portfolio(s), such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Subadviser also is hereby authorized to instruct a Portfolio’s custodian with respect to any collateral management activities in connection with any derivatives transactions and to enter into standard industry protocol arrangements (including those published by ISDA). The Subadviser is also authorized to provide evidence of its authority to enter into such master and related agreements, including by delivering a copy of this provision. The Adviser acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Subadviser for such investment purposes and agrees to provide the Subadviser with tax information, governing documents, legal opinions and other information concerning the Portfolio(s) as may be reasonably necessary to complete such agreements and other documentation. The Subadviser is required to provide the Adviser with copies of the applicable agreements and documentation promptly upon request. The

Subadviser is hereby authorized, to the extent required by regulatory agencies or market practice, to reveal the Trust and the Portfolio’s identity and address to any financial intermediary through which or with which financial instruments are traded or cleared.

     The authority shall include, without limitation the authority on behalf of and in the name of the Portfolio(s) to execute: (i) documentation relating to private placements, loans and bank debt (including Loan Syndications and Trading Association and Loan Market Association documentation); (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.

     The Subadviser is authorized to terminate all such master and related agreements and other documentation with respect to a Portfolio when it determines it is in the best interest of the Portfolio to do so, and it is authorized to exercise all default and other rights of the Portfolio against the other party(ies) to such agreements in accordance with its fiduciary duties and the best interest of the Portfolio. Upon termination of this Agreement, the Subadviser agrees to remove the Portfolio(s) as parties to such agreements. In advance of this, the Subadviser shall consult with the Adviser regarding close-out, novation or continuation of positions under the agreements and retention of accounts or transfer of such accounts. If instructed by the Adviser to do so, the Subadviser shall close out open positions and transfer financial instruments in accordance with the Adviser’s instructions.

3.   Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4.   Reports. The Trust and the Adviser agree to furnish to the Subadviser current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as the Subadviser may reasonably request.

     The Subadviser agrees to furnish to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser (the “CCO”) with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Subadviser regarding the Subadviser’s compliance with applicable law, including: (i) Rule 206(4)-7 of the Advisers Act; (ii) the Federal Securities Laws, as defined in Rule 38a-1 under the Act; (iii) the Commodity Exchange Act; and (iv) any and all other laws, rules and regulations, whether foreign or domestic, in each case, applicable at any time to the operations of the Subadviser with respect to the provision of its services under this Agreement. The Subadviser shall make its officers and employees (including its Chief Compliance Officer) who are responsible for the Portfolio available, upon reasonable notice to the Subadviser, to the Adviser and/or the CCO from time to time to examine and review the Subadviser’s compliance program and adherence thereto.

5.   Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

6.   Proxy Voting. The Board of Trustees of the Trust has initially determined to delegate the authority and responsibility to exercise voting rights for a Portfolio’s securities to the Adviser. Subject to the prior approval by the Board of Trustees of the Trust and upon thirty (30) days’ written notice to the Subadviser (or such lesser or longer notice as is acceptable to the Subadviser), the Adviser reserves the right to delegate to the Subadviser responsibility for exercising voting rights for all of the securities held by the Subadviser’s allocation portion of a Portfolio. To the extent so delegated, the Subadviser will exercise voting rights with respect to securities held by a Portfolio in accordance with the Subadviser’s written proxy voting policies and procedures, subject to such reasonable reporting and other requirements as shall be mutually acceptable to the Adviser and the Subadviser. To the extent the Adviser retains the responsibility for voting proxies, the Subadviser agrees to provide input on certain proxy voting matters or proposals as may be reasonably requested by the Adviser. In addition, the Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

7.   Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust will be provided promptly to the Trust or the Adviser upon request.

     The Subadviser agrees that all accounts, books and other records maintained and preserved by it, and related to the Portfolio(s), as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

8.   Reference to the Subadviser. None of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior written approval of the Subadviser, prior to first use, which approval shall not be unreasonably withheld. Additionally, if substantive changes are made to such materials thereafter, the Portfolio(s) shall furnish to the Subadviser the updated material for approval prior to first use, which approval shall not be unreasonably withheld. Upon the termination of this Agreement, none of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials. Notwithstanding the above, for so long as the Subadviser serves as subadviser to the Portfolio(s), the Trust, the Portfolio(s) and the Adviser may use the name or logo of the Subadviser or any of its affiliates in the Registration Statement, shareholder reports, and other filings with the SEC, or the name of the Subadviser or any of its affiliates after the Subadviser ceases to serve as subadviser, if such usage is for the purpose of meeting a disclosure obligation under laws, rules, regulations, statutes and codes, whether state or federal, without the Subadviser’s prior written consent.

9.   Liability of the Adviser and the Subadviser.

(a)    In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser’s rendering of services under this Agreement.

(b)    The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers and directors/trustees) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser’s “disabling conduct” (as defined in (a) above), including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement; and provided further that Subadviser shall not be liable nor indemnify for any action or omission of any unaffiliated third party or service provider to the Portfolio(s), including any broker or dealer not within Subadviser’s direct supervision or control.

10.   Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two (2) years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

     With respect to a Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than thirty (30) nor more than sixty (60) days’ written notice to the Subadviser. With respect to a Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on ninety (90) days’ written notice to the Adviser and the Trust. The termination of this Agreement with respect to a Portfolio or the addition of a Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

     This Agreement will terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

11.   Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.   Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

13.   Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

14.   Legal Matters. The Subadviser will not take any action or render advice involving legal action on behalf of the Trust with respect to securities or other investments held in a Portfolio or the issuers thereof, which become the subject of legal notices or proceedings, including securities class actions and bankruptcies.

15.   Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property,” as defined in the Declaration, only shall be liable.

16.   Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

17.   Confidentiality.

     (a)   Each party will receive and hold any records or other information obtained pursuant to this Agreement (“confidential information”) in the strictest confidence, and acknowledges, represents, and warrants that it will use its reasonable best efforts to protect the confidentiality of this information. Each party agrees that, without the prior written consent of the other party, it will not use, copy, or divulge to third parties (other than such party’s respective Representatives (as defined below)) or otherwise use, except in accordance with the terms of this Agreement, any confidential information obtained from or through the other party in connection with this Agreement other than as reasonably necessary in the course of a Portfolio’s business, including, but not limited to, as may be requested by broker-dealers or third party firms conducting due diligence on the Portfolio; provided that such recipients must agree to protect the confidentiality of such confidential information and use such information only for the purposes of providing services to the Portfolio; provided, further, however, this covenant shall not apply to information which: (i) has been made publicly available by the other party or is otherwise in the public domain through no fault of the disclosing party; (ii) is within the legitimate possession of the disclosing party prior to its disclosure by such party and without any obligation of confidence; (iii) is lawfully received by the disclosing party from a third party when, to the best of such party’s knowledge and belief, such third party was not restricted from disclosing the information to such party; (iv) is independently developed by the disclosing party through persons who have not had access to, or knowledge of, the confidential information; or (v) is approved in writing for disclosure by the other party prior to its disclosure.

     (b)   Any confidential information provided by a party shall remain the sole property of such party, and shall be promptly returned to such party (or destroyed) following any request by such party to do so. Notwithstanding the foregoing, either party (and others to whom permitted disclosure has been made) (i) may retain a copy of the confidential information as is required for regulatory purposes or to comply with internal policy or laws relating to document retention and (ii) shall not be required to return, delete, or destroy any confidential information as resides on its electronic systems, including email and back-up tapes, it being understood that any such surviving confidential information shall remain subject to the limitations of this Section 17.

     (c)   To the extent that any confidential information may include materials subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, each party agrees that they have a commonality of interest with respect to such matters and it is their mutual desire, intention and understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege, as applicable. All confidential information furnished by either party to the other or such other party’s Representatives hereunder that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall, to the extent legally permitted, remain entitled to such protection under such privileges, this Agreement, and under the joint defense doctrine.

     (d)   Notwithstanding any other provision of this Agreement, each party and its respective Representatives shall be permitted to retain and disclose confidential information to the extent such retention and disclosure is: (i) required by any law or regulation; (ii) required or requested by, or necessary under the rules of, any court, any governmental agency or other regulatory authority (including, without limitation, any stock exchange or self-regulatory organization); or (iii) necessary in connection with any action, investigation or proceeding (including, without limitation, as part of any interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, in each case whether oral or written, or any other legal or regulatory process); provided, however, to the extent permitted by law, regulation or regulatory requirement, such party shall promptly notify the other party of the pending disclosure in writing and cooperate in all reasonable respects (and at such other party’s expense) with such other party in seeking to obtain a protective order either precluding such disclosure or requiring that the confidential information so disclosed be maintained as confidential or used only for the purposes related to the action, investigation or proceeding.

     (e)   For purposes of this Agreement, “Representatives” with respect to a party means such party’s representatives, directors, officers, investment and advisory committee members, employees, fund participants, rating agencies, professional advisers (including lawyers, accountants and investment bankers), affiliates or agents of such party who have a need to know confidential information. A party shall be responsible for enforcing compliance with this Agreement by its Representatives, if and to the extent such party has disclosed confidential information to any of them. The terms of this Section 17 are in addition to the terms of any other agreements between the parties or their affiliates.

     (f)   The parties agree that, notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolio(s) and may include such total return in the calculation of composite performance information.

18.   Representations. By execution of the Agreement, Subadviser represents that: (i) it is duly registered as an investment adviser with the SEC pursuant to the Advisers Act and that it provided to the Adviser Part 2A of its registration statement on Form ADV (the “ADV”) prior to signing the Agreement; (ii) the Adviser and Trust acknowledge receipt of Subadviser’s Part 2A; and (iii) Subadviser is registered with the National Futures Association (“NFA”) as a commodity trading adviser pursuant to the Commodity Exchange Act of 1936, as amended (“CEA”). The Subadviser shall advise the Portfolio(s) operated by the Adviser as a commodity pool in accordance with the rules and regulations of the CEA and NFA, as applicable. The Subadviser shall maintain its membership with the NFA during the term of this Agreement and shall immediately notify the Adviser in writing pursuant to Section 19 hereof if its membership with the NFA is suspended or revoked.

19.   Notices. All notices required to be given under this Agreement shall be in writing, shall specifically refer to this Agreement if it is not self-evident that the notice is related to this Agreement and such notice relates solely to this Agreement, and shall be addressed to the appropriate party at the address specified below, or such other address as may be specified by such party in writing in accordance with this Section, and shall be deemed to have been properly given when delivered or mailed by electronic mail, by U.S. certified or registered mail, return receipt requested, postage prepaid, or by reputable courier service.

     The Adviser consents to the delivery of a Portfolio’s account statements, reports and other communications related to the services provided under this Agreement (collectively, “Account Communications”) via electronic mail and/or other electronic means acceptable to the Adviser, in lieu of sending such Account Communications as hard copies via facsimile, mail or other means. The Adviser confirms that it has provided the Subadviser with at least one valid electronic mail address where Account Communications can be sent. The Adviser acknowledges that the Subadviser reserves the right to distribute certain Account Communications via facsimile, mail or other means to the extent required by applicable law or otherwise deemed advisable. The Adviser may withdraw consent to electronic delivery at any time by giving the Subadviser notice pursuant this Section.

Subadviser:
Schroder Investment Management North America Inc. 7 Bryant Park, 19th Floor
New York, NY 10018
Attention: Legal Department
Email address: subadvisoryclientteam@schroders.com with a copy to USLegal@schroders.com

Adviser:	SunAmerica Asset Management, LLC
30 Hudson Street, 16th Floor
Jersey City, NJ 07302
Attention: General Counsel
Email address: SaamcoLegal@corebridgefinancial.com

20.   Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By:	/s/
Name: John T. Genoy
Title: President

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

By:	/s/
Name: Davil Marshall
Title: Authorized Signer

By:	/s/
Name: Catherine Dooley
Title: Authorized Signer

SCHEDULE A

Effective October 1, 2026

Portfolio(s)	Annual Rate (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)

SA Schroders VCP Global Allocation Portfolio	[omitted]

EXHIBIT D

SUB-SUBADVISORY AGREEMENT FOR SUNAMERICA SERIES TRUST

THIS AGREEMENT (this “Agreement”) is entered into as of this 1st day of October 2026 (the “Execution Date”), by and between SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. (“SIMNA”), a corporation organized under the laws of the State of Delaware with its principal place of business at 7 Bryant Park, 19th Floor, New York, NY 10018-3706, and SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED (“SIMNA Limited”), a UK corporation with its principal place of business at 1 London Wall Place, London, UK EC2Y 5AU.

This Agreement is executed and delivered as of the Execution Date; provided, however, that this Agreement will automatically become effective, without any further action by the parties, on the date on which the change in control of SIMNA (or its ultimate parent) that results in an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the SunAmerica Advisory Agreement (as defined below) is consummated (such date, the “Effective Date”).

WITNESSETH:

WHEREAS, SunAmerica Asset Management, LLC (“SunAmerica”), a Delaware limited liability company, has retained SIMNA as its sub-adviser to render investment advisory services to a portfolio of the SunAmerica Series Trust (the “Portfolio”), a Massachusetts business trust (the “Trust”) registered as an investment company under the 1940 Act pursuant to a Subadvisory Agreement which will become effective on the Effective Date (the “SunAmerica Advisory Agreement”);

WHEREAS, SIMNA previously employed SIMNA Limited as its investment sub-adviser pursuant to the Sub-Subadvisory Agreement dated 1st day of January 2026, as amended and supplemented (the “Prior Sub-Subadvisory Agreement”), the parties desire for the Prior Sub-Subadvisory Agreement to be replaced and superseded by this Agreement; and

WHEREAS, SIMNA desires to employ SIMNA Limited as its investment sub-adviser, and SIMNA Limited is willing to render investment sub-advisory services to SIMNA, subject to and in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and undertakings set forth in this Agreement, SIMNA and SIMNA Limited hereby agree as follows:

1.   Appointment of SIMNA Limited. SIMNA hereby employs SIMNA Limited as investment sub-adviser for the assets of the Portfolio, on the terms and conditions set forth herein, and subject to the direction of SIMNA. SIMNA Limited accepts such employment and agrees to render the services herein set forth for the compensation herein provided.

2.   Duties of SIMNA Limited.

     (a)   SIMNA employs SIMNA Limited to act as its sub-adviser in managing the investment and reinvestment of all or a portion of the assets of the Portfolio in accordance with the SunAmerica Advisory Agreement; to continuously review, supervise, and administer an investment program for the Portfolio; to determine in its discretion the securities to be purchased or sold and the portion of such assets to be held uninvested; to provide the Trust (either directly or through SIMNA) with all records concerning the activities of SIMNA Limited that the Trust is required to maintain; and to render or assist SIMNA in rendering regular reports to the Trust’s officers and the Board of Trustees concerning the discharge of SIMNA Limited’s responsibilities hereunder. SIMNA Limited will discharge the foregoing responsibilities subject to the supervision and oversight of SIMNA, the Trust’s officers and the Board of Trustees and in compliance with the objective, policies, and limitations set forth in the Portfolio’s prospectus and Statement of Additional Information, any additional operating policies or procedures that the Portfolio communicates to SIMNA Limited in writing (either directly or through SIMNA), and Applicable Law and regulations. SIMNA Limited agrees to provide, at its own expense, the office space, furnishings and equipment, and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     (b)   SIMNA Limited acknowledges and agrees that SIMNA is ultimately responsible for all aspects of providing to the Portfolio the services required of SIMNA under the SunAmerica Advisory Agreement. Accordingly, SIMNA Limited shall discharge its duties and responsibilities specified in paragraph (a) of this Section 2 and elsewhere in this Agreement, subject at all times to the direction, control, supervision, and oversight of SIMNA. In furtherance thereof, SIMNA Limited shall, without limitation, (i) make its offices available to representatives of SIMNA for on-site inspections and consultations with the officers and applicable portfolio managers of SIMNA Limited responsible for the day-to-day management of the Portfolio, (ii) upon request, provide SIMNA with copies of all records it maintains regarding its management of the Portfolio and (iii) report to SIMNA each calendar quarter and at such other times as SIMNA may reasonably request regarding (A) SIMNA Limited’s implementation of the Portfolio’s investment program and the Portfolio’s portfolio composition and performance, (B) any policies and procedures implemented by SIMNA Limited to ensure compliance with United States securities laws and regulations applicable to SIMNA Limited and the Portfolio, (C) the Portfolio’s compliance with the objective, policies, and limitations set forth in the Portfolio’s prospectus and Statement of Additional Information and any additional operating policies or procedures that the Portfolio communicates to SIMNA Limited in writing (either directly or through SIMNA) and (D) such other matters as SIMNA may reasonably request.

3.   Securities Transactions. Among its responsibilities, SIMNA Limited shall select the brokers or dealers that will execute purchases and sales of securities for the Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution for such transactions, subject to written policies and procedures provided to SIMNA Limited (either directly or through SIMNA), and consistent with Section 28(e) of the Securities Exchange Act of 1934. SIMNA Limited will promptly communicate or assist SIMNA in communicating to the Portfolio’s officers and the Board of Trustees such information relating to the portfolio transactions SIMNA Limited has directed on behalf of the Portfolio as SIMNA or such officers or the Board may reasonably request.

4.   Compensation of SIMNA Limited. For the services to be rendered by SIMNA Limited as provided in this Agreement, SIMNA (and not the Trust or the Portfolio) will pay to SIMNA Limited at the end of each of month a fee equal to the amount set forth on Appendix A attached hereto. For clarity, SIMNA (and not the Trust, the Portfolio or SunAmerica) shall be obligated to pay SIMNA Limited fees hereunder for any period only out of and following SIMNA’s receipt from SunAmerica of advisory fees pursuant to Section 3 of the SunAmerica Advisory Agreement for such period. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the Effective Date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such partial month bears to the full month in which such effectiveness or termination occurs.

5.   Compliance. SIMNA Limited agrees to comply with all policies, procedures, or reporting requirements that the Board of Trustees reasonably adopts and communicates to SIMNA Limited in writing (either directly or through SIMNA) including, without limitation, any such policies, procedures, or reporting requirements relating to soft dollar or other brokerage arrangements. “Applicable Law” means (i) the “federal securities laws” as defined in Rule 38a-1(e)(1) under the 1940 Act, as amended from time to time, and (ii) any and all other laws, rules, and regulations, whether foreign or domestic, in each case applicable at any time and from time to time to the investment management operations of SIMNA Limited in relation to the Portfolio.

6.   Status of SIMNA Limited. The services of SIMNA Limited to SIMNA under this Agreement are not to be deemed exclusive, and SIMNA Limited will be free to render similar services to others so long as its services to SIMNA under this Agreement are not impaired thereby. SIMNA Limited will be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent the Portfolio in any way or otherwise be deemed an agent of the Portfolio or the Trust.

7.   Liability of SIMNA Limited. No provision of this Agreement will be deemed to protect SIMNA Limited against any liability to SIMNA or to the Portfolio or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

8.   Duration; Termination; Notices; Amendment. Unless sooner terminated as provided herein, this Agreement shall continue in effect from the Effective Date for so long as the SunAmerica Advisory Agreement remains in effect. Notwithstanding the foregoing, this Agreement may also be terminated, without the payment of any penalty, by SIMNA (i) upon 60 days’ written notice to SIMNA Limited; or (ii) upon material breach by SIMNA Limited of any representations and warranties set forth in this Agreement, if such breach has not been cured within 20 days after written notice of such breach; SIMNA Limited may terminate this Agreement at any time, without payment of any penalty, (1) upon 60 days’ written notice to SIMNA; or (2) upon material breach by SIMNA of any representations and warranties set forth in the Agreement, if such breach has not been cured within 20 days after written notice of such breach. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the SunAmerica Advisory Agreement. Any notice under this Agreement will be given in writing, addressed and delivered, or mailed postpaid, to the other party as follows:

If to SIMNA, at:
Schroder Investment Management North America Inc. 7 Bryant Park, 19th Floor
New York, NY 10018-3706
Attention: Legal Department
Telephone: 212-641-3880

If to SIMNA Limited, at:	Schroder Investment Management North America Limited
1 London Wall Place
London, UK EC2Y 5AU
Attention: Legal Department
Telephone: 020-7658-6000

     This Agreement may be amended by mutual consent of the parties hereto.

9.   Write Down and Conversion Powers. Each party to this Agreement acknowledges, accepts and agrees that, notwithstanding any other provision of this Agreement or any other agreement, arrangement or understanding between the parties:

(a)	Any liability of SIMNA Limited arising under or in connection with this Agreement may be subject to the exercise of Write-down and Conversion Powers by the Resolution Authority;

(b)	Each party to this Agreement will be bound by the effect of any application of any Write-down and Conversion Powers in relation to any such liability and in particular (but without limitation) by:
i.	Any reduction in the outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

ii.	Any cancellation of any such liability; and

iii.

Any conversion of all or part of such liability into shares, other securities or other obligations of SIMNA Limited or any other person that may result from any exercise of any Write-down and Conversion Powers in relation to any such liability;

(c)

The terms of this Agreement and the rights of each party to this Agreement hereunder are subject to and may be varied, to the extent necessary, to give effect to any exercise of any Write-down and Conversion Powers in relation to any such liability and each party to this Agreement will be bound by any such variation; and

(d)

Shares, other securities or other obligations of SIMNA Limited or any other person may be issued to or conferred on a party to this Agreement as a result of any exercise of any Write-down and Conversion Powers in relation to any such liability.

For purposes of this section:

“Relevant Legislation” means Part 1 of the UK Banking Act 2009, as amended or re-enacted from time to time, any regulations, rules, orders or instruments made thereunder and any other laws, regulations, rules, orders, instruments, or requirements from time to time in force or applicable in the UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings);

“Resolution Authority” means the Bank of England or any other body which has authority under the Relevant Legislation to exercise any Write-down and Conversion Powers; and

“Write-down and Conversion Powers” means the powers under the Relevant Legislation to cancel, transfer or dilute shares issued by an entity that is a bank or investment firm or an affiliate of a bank or investment firm, to cancel, reduce, modify or change the form of a liability of such an entity or any contract or instrument under which that liability arises, to convert all or part of such a liability into shares, securities or obligations of the entity or any other person, to provide that any such contract is to have effect as if a right had been exercised under it or to suspend any obligation in respect of such a liability.

10.   Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected thereby.

11.   Confidentiality. SIMNA Limited shall keep confidential any and all information obtained in connection with the services rendered hereunder and shall not disclose any such information to any person other than SIMNA, the Trust, the Board of Trustees, SunAmerica, and any director, officer, or employee of SIMNA, the Trust, or SunAmerica, except (i) with the prior written consent of the Trust, (ii) as required by law, regulation, court order, or the rules or regulations of any self-regulatory organization, governmental body, or official having jurisdiction over SIMNA or SIMNA Limited, or (iii) for information that is publicly available other than due to disclosure by SIMNA Limited or its affiliates or becomes known to SIMNA Limited from a source other than SIMNA, the Trust, the Board of Trustees, or SunAmerica.

12.   Proxy Policy. SIMNA Limited acknowledges SunAmerica is responsible for voting, or abstaining from voting, all proxies with respect to companies whose securities are held in that portion of the Portfolio allocated to SIMNA by SunAmerica, but to the extent such responsibility is delegated to SIMNA, SIMNA Limited shall use its best good faith judgment to vote, or abstain from voting, such proxies in the manner that best serves the interests of the Portfolio’s shareholders.

13.   Governing Law. All questions concerning the validity, meaning, and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflicts of law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

14.   Treatment of Portfolio Under FCA Rules. The Portfolio will be treated as a Professional Client under rules of the Financial Conduct Authority in the United Kingdom.

15.   Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Execution Date.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

By:	/s/
Name: William P. Sauer
Title: Authorized Signatory

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

By:	/s/
Name: Cathie Mazza
Title: Authorized Signatory

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED

By:	/s/
Name: William P. Sauer
Title: Authorized Signatory

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED

By:	/s/
Name: Cathie Mazza
Title: Authorized Signatory

APPENDIX A

Compensation of SIMNA Limited

For services rendered by SIMNA Limited as provided in this Agreement, SIMNA (and not the Trust or the Portfolio) will pay SIMNA Limited a sub-subadvisory fee at the end of each month, in an amount determined based upon the internal Schroders Group Transfer Pricing Policy then in effect.

SEASONS SERIES TRUST

SA Multi-Managed International Equity Portfolio

SA Multi-Managed Small Cap Portfolio

5300 Memorial Drive

Suite 1150,

Houston, Texas 77007

SUNAMERICA SERIES TRUST

SA Schroders VCP Global Allocation Portfolio

5300 Memorial Drive

Suite 1150,

Houston, Texas 77007

(each, a “Portfolio” and collectively, the “Portfolios”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

The Information Statement referenced in this

Notice is available at

venerable.onlineprospectus.net/informationstatements/index.html

This Notice is to inform you that an Information Statement regarding the approval of new subadvisory agreements with respect to the Portfolios and new sub-subadvisory agreements with respect to SA Multi-Managed International Equity Portfolio and SA Schroders VCP Global Allocation Portfolio is now available at the Venerable Holdings, Inc. (“Venerable”) website referenced above. The Portfolios are series of Seasons Series Trust or SunAmerica Series Trust (the “Trusts”). Please note that this Notice is only intended to provide an overview of the matters covered in the Information Statement. We encourage you to access Venerable’s website to review a complete copy of the Information Statement, which contains important information about the new subadvisory agreements and new sub-subadvisory agreements.

As discussed in the Information Statement, at a meeting held on June 4, 2026, the Board of Trustees of the Trusts, including a majority of the trustees who are not “interested persons” of the Trusts, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved (i) a new subadvisory agreement for each Trust between SunAmerica Asset Management, LLC (“SunAmerica”) and Schroder Investment Management North America Inc. (now known as Schroder Investment Management North America LLC) (“Schroders”) with respect to the applicable Portfolios (the “New Subadvisory Agreements”) and (ii) a new sub-subadvisory agreement for each Trust between Schroders and Schroder Investment Management North America Limited (“SIMNA Limited”) with respect to SA Multi-Managed International Equity Portfolio and SA Schroders VCP Global Allocation Portfolio (the “New Sub-Subadvisory Agreements”).

The prior subadvisory agreements between SunAmerica and Schroders with respect to the Portfolios and the prior sub-subadvisory agreements between Schroders and SIMNA Limited with respect to SA Multi-Managed International Equity Portfolio and SA Schroders VCP Global Allocation Portfolio automatically terminated upon the closing of the Transaction on October 1, 2026. The Transaction constituted an “assignment” of the prior subadvisory agreements and prior sub-subadvisory agreements under the 1940 Act, resulting in their automatic termination. To permit Schroders to continue serving as subadviser to the Portfolios and SIMNA Limited to continue serving as sub-subadviser to SA Multi-Managed International Equity Portfolio and SA Schroders VCP Global Allocation Portfolio without interruption, the Board, including a majority of the Independent Trustees, approved the New Subadvisory Agreements and the New Sub-Subadvisory Agreements, which became effective upon the change of control. The new agreements are the same as the corresponding prior agreements in all material respects, except for their dates and notice provisions.

The Trusts have received an exemptive order from the U.S. Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, a portfolio is required to provide information to shareholders about a new subadviser or change in an existing subadvisory agreement within 60 days of the hiring of any new subadviser or change in any existing subadvisory agreement. In addition, the Trust has received no-action relief permitting an affiliated subadviser to enter into and materially amend a sub-subadvisory agreement with an affiliated sub-subadviser without obtaining shareholder approval, subject to certain conditions. The Information Statement is designed to satisfy these requirements.

This Notice is being mailed on or about October 30, 2026, to all participants in contracts who were invested in one or more of the Portfolios as of the close of business on October 1, 2026. A copy of the Information Statement will remain on Venerable’s website until at least October 30, 2027, and contract owners can request a complete copy of the Information Statement until such time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 5300 Memorial Drive, Suite 1150, Houston, Texas 77007, Attn: Annuity Service Center, or by calling (800) 445-7862. You can request a complete copy of the Information Statement until October 30, 2027. To ensure prompt delivery, you should make your request no later than such date. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.